INDUSTRIAL AEROSPACE & DEFENSE Second-Quarter 2022 Earnings Call September 30, 2022 Exhibit 99.2

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the expectations the Company describes in its forward-looking statements. Substantial reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Important factors that could cause actual results to differ materially from expectations include, but are not limited to the Company’s ability to achieve expected results in pricing and cost out actions and the related impact on margins and cash flow; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the remediation of the material weaknesses in the Company’s internal control over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the timing and outcome, if any, of the Company’s strategic alternatives review; the impact on the Company of the situation in Russia and Ukraine; uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of the COVID-19 pandemic, rising inflation, increasing interest rates, natural disasters, military conflicts, including the conflict between Russia and Ukraine, terrorist attacks and other similar matters and the risks detailed from time to time in the Company’s periodic reports filed with the SEC. Before making any investment decisions regarding CIRCOR, the Company strongly advises you to read the section entitled “Risk Factors” in its 2021 Annual Report on Form 10-K, which can be accessed under the “Investors” link of the Company’s website at www.circor.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 2

Use of Non-GAAP Financial Measures Within this presentation, the Company uses the non-GAAP financial measures organic revenue, adjusted net income, adjusted EBITDA, adjusted operating income, adjusted operating margin, adjusted earnings per share, net debt and adjusted free cash flow. Non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating CIRCOR’s current operating performance and future prospects in the same manner as management does if they so choose. These non-GAAP financial measures also allow investors and others to compare CIRCOR’s current financial results with CIRCOR’s past financial results in a consistent manner. Specifically: • We exclude the FX impact on revenue as FX can materially change. We believe the FX impact are not indicative to our normal operating revenue. • We exclude costs and tax effects associated with special and restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to special and restructuring activities are not indicative of our normal operating costs. • We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs. • We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies. • We exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. • We exclude the results of discontinued operations. We exclude goodwill impairment charges. We exclude these costs because we do not believe they are indicative of our normal operating costs. • Due to the significance of recently sold or exited businesses and to provide a comparison of changes in our revenue and orders (an operating measure), we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures and/or exited businesses are completed prior to July 3, 2022, were completed on January 1, 2021, and excluding the impact of changes in foreign currency exchange rates. 3

Agenda and Speakers • Executive Overview • 2Q’22 Financial Performance • FY’22 Guidance • Market Outlook • Q&A Tony Najjar President & Chief Executive Officer AJ Sharma Chief Financial Officer & SVP, Business Development 4

Flow Control for Mission-Critical Applications • Leadership in served markets • Well-positioned on key aerospace and defense platforms • Leveraging core technology to drive growth in adjacent markets • Global and diverse end markets with longstanding loyal customer base • Large aftermarket platform primed for value pricing and growth 67% 33% Industrial A&D 2021 Revenue by Region North America 43% EMEA 38% ROW 19% Leading Brands 5 Key Points 2021 Revenue by End Market

Execution of Strategic Priorities Margin Expansion Growth De-Levering our Balance Sheet • Value pricing • Simplification • Best-cost country sourcing and manufacturing • Factory modernization • Leveraging products and technologies in growing markets • Deepening customer engagement • Expanding strong aftermarket business • Exited loss-making Pipeline Engineering business • Continued focus on improving cash flow from operations • Leveraging select sale-leaseback transactions 6

2Q’22 Highlights 7 • Solid execution navigating supply chain constraints • Successful pricing execution more than offsetting inflation • Overhead cost reduction and cost controls • Demand environment remains positive YOY 2Q ’22 Compare Organic orders +5% Backlog +9% Revenue +2% Organic revenue +8% AOI (%) +280 bps AOI ($) +50% Adjusted EBITDA +33% Adjusted EPS +60% Commentary Organic revenue, Adjusted Operating Income (AOI), AOI%, Adjusted EBITDA and Adjusted EPS are non-GAAP measures.

Leveraging Core Technology to Drive Growth in Adjacent Markets 8 Medical Devices Supply critical products used in blood collection devices and cardiac assist equipment to leading medical equipment OEMs FY’ 21 Orders: $18M September 2022 YTD Orders: $24M High pressure/ Low temperature transportation solution across hydrogen value chain FY’ 21 Orders: $3M September 2022 YTD Orders: $8M Hydrogen Applications

Value Pricing 2.8% 3.8% 2021 (ACT) 2022 (FCST) Aerospace & Defense 9 1.4% 4.7% 2021 (ACT) 2022 (FCST) Industrial • A&D: pricing process well established; leverages aftermarket, price escalations in long-term contracts • Industrial: Leveraging our strong position in the aftermarket and 80/20 principles (Price as % of Sales) (Price as % of Sales) 100 bps 330 bps

2Q'22 Financial Results Summary

($ in millions, except EPS)

CIRCOR	2Q'22	2Q'21	Change
Backlog	$477	$440	9%
Orders	208	210	(1)%
Organic %			5%
Revenue	191	188	2%
Organic %			8%
GAAP operating income (Loss)	11.9	(8.6)	239%
GAAP operating margin	6.2%	(4.6)%	1080bps
Adjusted operating income (AOI)	16.6	11.0	50%
AOI%	8.7%	5.9%	280 bps
GAAP EPS	$0.19	$(0.93)	120%
Adjusted EPS	$0.32	$0.20	60%
Adjusted EBITDA	22.0	16.6	33%
Adjusted FCF	$(9.1)	$6.2	(246)%

* Financial results include results from the Pipeline Engineering business, including $0.2 million of revenue and $(1.1) million of AOI in Q2'22 and $5.2 million of orders, $3.1 million of revenue, and $(1.8) million of AOI in Q2'21.

Comments on 2Q'22 Results

- Broad based orders growth…led by defense, commercial aerospace, industrial aftermarket and downstream
- Strong execution across our businesses
- AOI growth of 50% and 280bps AOI margin expansion… pricing, overhead reduction, exit of Pipeline Engineering
- Adjusted EPS growth of 60%...higher AOI partly offset by higher interest cost and FX
- Adjusted FCF impacted by Russia project cash draw, restatement costs, investments in working capital and capex

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Organic revenue, Adjusted Operating Income (AOI), AOI%, Adjusted EPS, Adjusted EBITDA and Adjusted Free Cash Flow (FCF) are non-GAAP measures.

2Q’22 A&D Segment Highlights 11 Aerospace & Defense 2Q’22 2Q’21 Change Backlog $199 $192 4% Orders 69 54 27% Organic % 32% Revenue 67 61 11% Organic % 14% AOI $13.6 $11.7 16% AOI% 20.2% 19.4% 80 bps Comments on 2Q’22 Results • Organic orders growth driven by defense (+37%) and commercial aerospace (+50%) • Broad-based revenue growth…strength across our markets, partly offset by decline in Navy due to supply chain constraints • AOI margins up +80bps…pricing and volume, partially offset by less favorable mix related to a defense program Organic Revenue, Adjusted Operating Income (AOI), and AOI% are non-GAAP measures. ($ in millions)

2Q’22 Industrial Segment Highlights Industrial 2Q’22 2Q’21 Change Backlog $278 $248 12% Orders 139 156 (11)% Organic % (4)% Revenue 124 127 (2)% Organic % 5% AOI $8.5 $7.2 17% AOI% 6.8% 5.7% 110 bps 12 Comments on 2Q’22 Results • Organic orders growth in industrial aftermarket (+25%) and downstream (+17%), offset by timing of a large Navy order (-10pts) and Pipeline Engineering exit (-3pts) • Organic revenue growth across end markets • AOI margin up +110bps…pricing, Pipeline Engineering exit, partly offset by supply chain inefficiencies ($ in millions) Organic Revenue, Adjusted Operating Income (AOI), and AOI% are non-GAAP measures. * Financial results include results from the Pipeline Engineering business, including $0.2 million of revenue and $(1.1) million of AOI in Q2’22 and $5.2 million of orders, $3.1 million of revenue, and $(1.8) million of AOI in Q2’21.

Net Debt and Leverage

CIRCOR

($ in millions)	1Q'22	2Q'22
Net Debt[1]	$487	$488
Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (TTM[2])	$78	$83
Net Leverage	6.3x	5.9x
Compliance Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (TTM)	$96	$100
Compliance Leverage[3]	5.1x	4.9x

Comments

- Executed ~$26M of sale and sale-leaseback (SLB) transaction in 2Q, partly offset by debt amendment cost of $17M
- Closed on a ~$28M net cash proceeds SLB transaction in August
- De-levering throughout the year…cash from sale leaseback, improving FCF and expanding EBITDA
- Expect year end net leverage in the range of high 4s to low 5s

Net Debt, Adjusted EBITDA and Compliance Adjusted EBITDA are non-GAAP measures. [1] – Net Debt defined as total debt (Term Loan B and revolvers) less cash or cash equivalents [2] – TTM defined as trailing twelve months [3] – Compliance adjusted EBITDA as per the credit agreement definition.

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FY’22 Guide 14 CIRCOR 1H’22 2H’22 Range FY’22 Range Change vs. FY’21 (midpoint) Revenue $377 $380 to $400 $757 to $777 Reported 1% Organic 7% AOI $27 $43 to $51 $70 to 78 36% Adjusted EBITDA $38 $51 to $60 $89 to $98 24% Interest Cost $(20) ~$(25) ~$(45) 39% Adjusted EPS $0.37 $0.69 to $0.96 $1.07 to $1.34 19% Commentary • Improving pricing and mix, moderating inflation • 12M annualized cost-outs…expect $5M carryover benefit in 2023 • FX headwinds • Risk exposure: unwind of a Russia project in the event of tighter sanctions ~$4M non-cash charge Adjusted Operating Income (AOI), Adjusted EBITDA and Adjusted EPS are non-GAAP measures. Please see “Reconciliation of Forward-Looking Non-GAAP Measures” in the Appendix for a discussion of the reconciliation of our full year 2022 non-GAAP guidance. *Financial results include results from the Pipeline Engineering business - 1H’22 $2.3 million of orders, $3.2M of revenue and $(4.3M) in AOI ($ in millions, except EPS)

FY’22 Market Outlook – Orders 15 Industrial Vs. PY Approximate Sales Mix (%) Growth Drivers General Industrial Power generation, midstream O&G, new business activities for lithium batteries manufacturing, aftermarket, and pricing Commercial Marine Strong aftermarket growth supported by pricing and increased utilization Downstream O&G Decline driven by non-repeat of large capital project booked in India in PY Other Decline driven by non-repeat of multi-year large defense order for US Navy Aftermarket Solid growth supported driven by pricing and increased utilization 59 15 17 9 40-45 Aerospace & Defense Vs. PY Approximate Sales Mix (%) Growth Drivers Defense Growth driven by the aftermarket, new products for missiles fusing devices and space application and pricing partial offset from timing of large defense orders Commercial Growth driven by the recovery in the single isle platforms at Airbus and Boeing and the aftermarket supported by pricing and the rebound in air travel Other Growth driven by new products in the Hydrogen market and increased activities in medical Aftermarket Expect strength across end markets 61 17 22 25-30

Summary • Anticipate 6-8% organic revenue growth in FY’22 • FY Margin expansion of 36% at mid-point of range, despite ongoing macroeconomic headwinds o Leveraging strong aftermarket position in Industrial o Positive momentum from value pricing and 80/20 principles across the organization despite challenging macroeconomic climate • Well positioned on key commercial aerospace and defense platforms o Ongoing recovery in commercial aerospace o Strong position on key defense platforms o Growth through new product development • Continued focus on de-levering 16

INDUSTRIAL AEROSPACE & DEFENSE Appendix

2Q'22 Organic Orders and Revenue vs. PY

CIRCOR

	CIRCOR 2Q 22	CIRCOR 2Q 21	CIRCOR Change	Aerospace & Defense 2Q 22	Aerospace & Defense 2Q 21	Aerospace & Defense Change	Industrial 2Q 22	Industrial 2Q 21	Industrial Change
Reported Orders	$ 208,423	$ 210,203	-1%	$ 69,053	$ 54,243	27%	$ 139,370	$ 155,959	-11%
Divestitures	-	-		-	-		-	-	
FX	12,735			2,395			10,340		
Organic	$ 221,158	$ 210,203	5%	$ 71,448	$ 54,243	32%	$ 149,710	$ 155,959	-4%

	CIRCOR 2Q 22	CIRCOR 2Q 21	CIRCOR Change	Aerospace & Defense 2Q 22	Aerospace & Defense 2Q 21	Aerospace & Defense Change	Industrial 2Q 22	Industrial 2Q 21	Industrial Change
Reported Revenue	$ 191,376	$ 187,590	2%	$ 67,271	$ 60,613	11%	$ 124,105	$ 126,977	-2%
Divestitures	-	-		-	-		-	-	
FX	11,153			2,036			9,118		
Organic	$ 202,529	$ 187,590	8%	$ 69,307	$ 60,613	14%	$ 133,223	$ 126,977	5%

Organic Revenue is a non-GAAP measure.

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2Q'22 GAAP Operating (Loss) Income to Adjusted Operating Income

CIRCOR

	2021					2022		
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
GAAP OPERATING INCOME (LOSS)	$ (5,266)	$ (8,557)	$ 3,451	$ (18,952)	$ (29,323)	$ (11,789)	$ 11,878	$ 89
LESS:								
Restructuring related inventory charges (recoveries)	-	958	(60)	(299)	599	2,757	-	2,757
Restructuring charges (recoveries), net	2,060	2,281	(312)	205	4,234	6,447	4,695	11,142
Acquisition amortization	10,487	10,498	10,417	10,369	41,772	9,391	9,178	18,569
Acquisition depreciation	2,375	1,327	1,412	1,397	6,511	1,045	1,239	2,284
Special (recoveries) charges , net	(2,870)	4,523	1,126	17,259	20,038	2,556	(10,425)	(7,869)
Goodwill impairment charge	-	-	-	10,500	10,500	-	-	-
ADJUSTED OPERATING INCOME	$ 6,787	$ 11,029	$ 16,035	$ 20,479	$ 54,331	$ 10,407	$ 16,565	$ 26,972
GAAP OPERATING MARGIN	-3.0%	-4.6%	1.8%	-9.2%	-3.9%	-6.3%	6.2%	0.0%
LESS:								
Restructuring related inventory charges (recoveries)	0.0%	0.5%	0.0%	-0.1%	0.1%	1.5%	0.0%	0.7%
Restructuring charges (recoveries), net	1.2%	1.2%	-0.2%	0.1%	0.6%	3.5%	2.5%	3.0%
Acquisition amortization	5.9%	5.6%	5.5%	5.1%	5.5%	5.1%	4.8%	4.9%
Acquisition depreciation	1.3%	0.7%	0.7%	0.7%	0.9%	0.6%	0.6%	0.6%
Special (recoveries) charges , net	-1.6%	2.4%	0.6%	8.4%	2.6%	1.4%	-5.4%	-2.1%
Goodwill impairment charge	0.0%	0.0%	0.0%	5.1%	1.4%	0.0%	0.0%	0.0%
ADJUSTED OPERATING MARGIN	3.8%	5.9%	8.5%	10.0%	7.2%	5.6%	8.7%	7.2%

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2Q’22 GAAP Net (Loss) Income to Adjusted EBITDA 20 1ST QTR 2ND QTR 3RD QTR 4TH QTR TOTAL 1ST QTR 2ND QTR YTD TOTAL NET (LOSS) INCOME $ (11,796) $ (18,784) $ (2,629) $ (28,426) $ (61,635) $ (21,481) $ 3,960 (17,521)$ LESS: Interest expense, net 8,369 7,958 7,997 8,040 32,365 9,456 10,203 19,659 Depreciation 6,509 5,460 5,536 5,348 22,854 5,000 5,056 10,056 Amortization 10,696 10,657 10,576 10,375 42,304 9,397 9,183 18,580 Provision for income taxes (297) 2,659 850 1,970 5,182 1,523 (647) 876 Loss (income) from discontinued operations 239 878 (2,510) (13) (1,406) - - - EBITDA $ 13,720 $ 8,828 $ 19,820 $ (2,706) $ 39,664 $ 3,895 $ 27,755 $ 31,650 LESS: Restructuring related inventory charges (recoveries) - 958 (60) (299) 599 2,757 - 2,757 Restructuring charges (recoveries), net 2,060 2,281 (312) 205 4,234 6,447 4,695 11,142 Special (recoveries) charges, net (2,870) 4,523 1,126 17,259 20,038 2,556 (10,425) (7,869) Goodwill impairment charge - - - 10,500 10,500 - - - ADJUSTED EBITDA 12,910$ 16,590$ 20,574$ 24,959$ 75,035$ 15,655$ 22,025$ 37,680$ 2021 2022

2Q'22 GAAP Net (Loss) Income to Adjusted Net Income

CIRCOR

	2021					2022		
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
NET (LOSS) INCOME	$ (11,796)	$ (18,784)	$ (2,630)	$ (28,427)	$ (61,638)	$ (21,481)	$ 3,960	$ (17,521)
LESS:								
Restructuring related inventory charges	-	958	(60)	(299)	599	2,757	-	$ 2,757
Restructuring charges, net	2,060	2,281	(312)	205	4,234	6,447	4,695	$ 11,142
Acquisition amortization	10,487	10,498	10,417	10,369	41,772	9,391	9,178	$ 18,569
Acquisition depreciation	2,375	1,327	1,412	1,397	6,511	1,045	1,239	$ 2,285
Special (recoveries) charges , net	(2,870)	4,523	1,126	17,259	20,038	2,556	(10,425)	$ (7,870)
Goodwill Impairment charge	-	-	-	10,500	10,500	-	-	$ -
Income tax impact	(44)	2,425	(596)	(1,622)	163	384	(2,207)	$ (1,823)
Net loss (income) from discontinued operations	239	878	(2,510)	(13)	(1,406)	-	-	$ -
ADJUSTED NET INCOME	$ 451	$ 4,106	$ 6,847	$ 9,369	$ 20,773	$ 1,099	$ 6,440	$ 7,539
(LOSS) EARNINGS PER COMMON SHARE (Diluted)	$ (0.59)	$ (0.93)	$ (0.13)	$ (1.40)	$ (3.05)	$ (1.06)	$ 0.19	$ (0.86)
LESS:								
Restructuring related inventory charges	-	0.05	(0.00)	(0.01)	0.03	0.14	-	$ 0.14
Restructuring charges, net	0.10	0.11	(0.02)	0.01	0.21	0.32	0.23	0.55
Acquisition amortization	0.52	0.52	0.51	0.51	2.07	0.46	0.45	0.91
Acquisition depreciation	0.12	0.07	0.07	0.07	0.32	0.05	0.06	0.11
Special (recoveries) charges, net	(0.14)	0.22	0.06	0.85	0.99	0.13	(0.51)	(0.39)
Impairment charge	-	-	-	0.52	0.52	-	-	-
Income tax impact	(0.00)	0.12	(0.03)	(0.08)	0.01	0.02	(0.11)	(0.09)
Earnings (Loss) per share from discontinued operations	0.01	0.04	(0.12)	(0.00)	(0.07)	-	-	-
ADJUSTED EARNINGS PER SHARE (Diluted)	$ 0.02	$ 0.20	$ 0.34	$ 0.46	$ 1.03	$ 0.05	$ 0.32	$ 0.37

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2Q'22 Adjusted Free Cash Flow

CIRCOR

	2021					2022		
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	YTD TOTAL
Net Cash (Used In) Provided By Operating Activities	$ (19,210)	$ 8,866	$ 10,197	$ 10,595	$ 10,448	$ (15,924)	$ (3,593)	$ (19,517)
LESS								
Capital expenditures, net of sale proceeds (a)	3,392	2,644	4,541	4,168	14,745	3,592	5,461	9,053
FREE CASH FLOW	$ (22,602)	$ 6,222	$ 5,656	$ 6,427	$ (4,297)	$ (19,516)	$ (9,054)	$ (28,570)
Gross Debt	$ 538,541	$ 524,391	$ 518,464	$ 526,311	$ 526,311	$ 547,681	$ 543,100	$543,100
Less: Cash & Cash equivalents	64,837	58,862	58,013	59,924	59,924	61,122	55,238	55,238
GROSS DEBT, NET OF CASH	$ 473,704	$ 465,529	$ 460,451	$ 466,387	$ 466,387	$ 486,559	$ 487,862	$487,862
TOTAL SHAREHOLDERS' EQUITY	$ 138,663	$ 122,185	$ 121,256	$ 133,716	$ 133,716	$ 110,321	$ 103,663	$103,663
GROSS DEBT AS % OF EQUITY	388%	429%	428%	394%	394%	496%	524%	524%
GROSS DEBT, NET OF CASH AS % OF EQUITY	342%	381%	380%	349%	349%	441%	471%	471%

(a) Includes capital expenditures, net of proceeds of asset sales from GAAP operating cash flow.

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Reconciliation of Forward-Looking Non-GAAP Measures 23 This presentation contains forward-looking estimates of organic revenue growth, AOI, adjusted EBITDA and adjusted EPS for full year 2022. We provide these non-GAAP measures to investors on a prospective basis for the same reasons (set forth on slide 3 (“Use of Non-GAAP Financial Measures”)) that we provide to investors on a historical basis. We are unable to provide a reconciliation of our forward-looking estimate of full year 2022 organic revenue growth, AOI, adjusted EBITDA and adjusted EPS to a forward-looking estimate of full year 2022 GAAP revenue growth, GAAP operating income (loss), GAAP net income (loss) and GAAP EPS because certain information needed to make a reasonable forward-looking estimate of such non- GAAP measures for full year 2022 is difficult to predict and estimate and is often dependent on future events that may be uncertain or outside of our control. Such events may include unanticipated changes in currency exchange rates, our GAAP effective tax rate, unanticipated gains or losses, and other unanticipated non-recurring items not reflective of ongoing operations. Our forward-looking estimates of both GAAP and non-GAAP measures of our financial performance may differ materially from our actual results and should not be relied upon as statements of fact.